                                                                  EXHIBIT 10.14



===============================================================================









                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                            KBK CAPITAL CORPORATION

                                      AND

                       SIRMON COMMERCIAL FINANCE, L.L.C.


                               OCTOBER ___, 1999




===============================================================================

                               TABLE OF CONTENTS

    ARTICLE I        SALE AND PURCHASE OF STOCK; CLOSING..........................................................1
                     1.1    Sale and Purchase of Initial Shares...................................................1
                     1.2    Sale and Purchase of Deferred Shares..................................................1
                     1.3    Purchase of Additional Shares.........................................................1
                     1.4    Purchase Price........................................................................2
                     1.5    Closing...............................................................................2
                     1.6    Initial Closing Deliveries............................................................2
                     1.7    Subsequent Closing Deliveries.........................................................3

    ARTICLE II       REPRESENTATIONS AND WARRANTIES OF SELLER.....................................................3
                     2.1    Organization, Existence and Good Standing.............................................3
                     2.2    Authority.............................................................................3
                     2.3    Title.................................................................................4
                     2.4    Consents and Approvals; No Violation..................................................4
                     2.5    Other Obligations.....................................................................4
                     2.6    Access to Information.................................................................4
                     2.7    Disclosure............................................................................4

    ARTICLE III      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..............................................4
                     3.1    Organization, Existence and Good Standing.............................................4
                     3.2    Authority.............................................................................4
                     3.3    Consents and Approvals; No Violation..................................................5

    ARTICLE IV       ADDITIONAL AGREEMENTS........................................................................5
                     4.1    Legality..............................................................................5
                     4.2    Voting of Deferred Shares.............................................................5

    ARTICLE V        MISCELLANEOUS................................................................................5
                     5.1    Nature and Survival of Representations, Warranties and Covenants......................5
                     5.2    Amendment and Modification............................................................5
                     5.3    Waiver; Consents......................................................................5
                     5.4    Further Assurances....................................................................6
                     5.5    Notices...............................................................................6
                     5.6    Assignment............................................................................6
                     5.7    Governing Law.........................................................................7
                     5.8    Service...............................................................................7
                     5.9    Counterparts..........................................................................7
                     5.10   Interpretation........................................................................7
                     5.11   Entire Agreement......................................................................7
                     5.12   Attorneys' Fees.......................................................................7
                     5.13   Expenses..............................................................................7

                            STOCK PURCHASE AGREEMENT


         This Stock Purchase Agreement (the "Agreement") is entered into as of _______________ ___, 1999, by and between Sirmon Commercial Finance, L.L.C. ("Seller") and KBK Capital Corporation (the "Purchaser").

                                    RECITALS

         WHEREAS, Seller is the owner of 483,795 shares (the "Stock") of Common Stock, par value $.01 per share, of the Purchaser;

         WHEREAS, the Purchaser desires to acquire from Seller, and Seller desires to sell to the Purchaser, the Stock;

         WHEREAS, Seller is making certain representations, warranties, covenants and indemnities herein as an inducement for the Purchaser to enter into this Agreement; and

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth in Exhibit A.

         NOW, THEREFORE, in consideration of the respective representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I
                      SALE AND PURCHASE OF STOCK; CLOSING

         1.1 SALE AND PURCHASE OF INITIAL SHARES. Subject to the terms and conditions of this Agreement, Seller does hereby sell, assign, transfer and deliver to the Purchaser, and the Purchaser does hereby purchase and acquire from Seller an aggregate of 100,000 shares of the Stock (the "Initial Shares").

         1.2 SALE AND PURCHASE OF DEFERRED SHARES. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase and acquire from Seller an aggregate of 383,795 shares of the Stock in the amounts and on the dates set forth on Exhibit B (the "Deferred Shares").

         1.3 PURCHASE OF ADDITIONAL SHARES. At each Subsequent Closing (as hereinafter defined), the Purchaser shall have the option, in its sole discretion, to purchase a greater number of shares of Stock than that set forth on Exhibit B with respect to the date of such Subsequent Closing (the "Accelerated Amount"). The purchase price for the Accelerated Amount shall be the same as that set forth on Exhibit B for the shares of Stock to be purchased on such Subsequent Closing. If such greater number of shares is purchased, the number of the remaining shares to be purchased at each Subsequent Closing thereafter will be reduced on a pro rata basis, such that the aggregate number of shares of Stock purchased by the Purchaser pursuant to this Agreement is 483,795.

         1.4 PURCHASE PRICE. The cash purchase price for the Initial Shares shall be $500,000 which shall be payable by the wire transfer of immediately available funds to an account designated by Seller (the "Initial Payment"). The purchase price for the Deferred Shares shall be as set forth on Exhibit B and shall be payable by wire transfer to an account designated by Seller (the "Deferred Payments"). The Initial Payment and the Deferred Payments shall collectively be referred to herein as the "Purchase Price."

         1.5 CLOSING. The closing of the sale and purchase of the Initial Shares (the "Initial Closing") shall take place at the offices of KBK Capital Corporation, 301 Commerce Street, 2200 City Center II, Fort Worth, Texas 76102 on the date hereof. The closings of the sales and purchases of the Deferred Shares (each a "Subsequent Closing" and, collectively, the "Subsequent Closings") shall take place at the offices of KBK Capital Corporation, 301 Commerce Street, 2200 City Center II, Fort Worth, Texas 76102 on the dates set forth on Exhibit B.

         1.6      INITIAL CLOSING DELIVERIES.


                  (a) At the Initial Closing, Seller shall deliver or cause to be delivered to the Purchaser:

                           (i) certificates representing the Initial Shares, duly endorsed for transfer to the Purchaser, which shall transfer to the Purchaser good and valid title to the Stock, free and clear of all Encumbrances;

                           (ii) certificates, dated as of a date no earlier than 10 days before the Initial Closing, duly issued by the appropriate governmental authority in _____ showing that Seller is in existence and in good standing and authorized to do business;


                           (iii) unanimous written consents of the managers and members of Seller, authorizing the transactions contemplated by this Agreement;

                           (iv) an Escrow Agreement in substantially the form of Exhibit C hereto;


                           (v) a Release of the Purchaser (executed by Seller and each of its members) in substantially the form of Exhibit D hereto;

                           (vi) a Voting Agreement and Irrevocable Proxy in substantially the form of Exhibit E hereto; and

                          (vii) such other documents, as may be required by this Agreement or reasonably requested by the Purchaser.

                  (b) At the Initial Closing, the Purchaser shall deliver to Seller

                           (i)  the Initial Payment; and

                           (ii) a certificate, executed by the Purchaser and dated as of the date of the Initial Closing, to the effect that the Purchaser has received the prior approval of Bank One, Texas, N.A.




         1.7      SUBSEQUENT CLOSING DELIVERIES.


                  (a) At each Subsequent Closing, Seller shall deliver or cause to be delivered to the Purchaser:

                           (i) certificates representing such Deferred Shares
                  to be transferred to the Purchaser, duly endorsed for transfer to the Purchaser, which shall transfer to the Purchaser good and valid title to the Stock, free and clear of all Encumbrances; and

                           (ii) a certificate, executed by Seller and dated as
                  of the date of the Subsequent Closing, to the effect that the representations and warranties of Seller contained in this Agreement are true, correct and complete as of such date.

                  (b) At each Subsequent Closing, the Purchaser shall deliver to Seller:

                           (i) the appropriate Deferred Payment as set forth on
                  Exhibit B; and

                           (ii) a certificate, executed by the Purchaser and
                  dated as of the date of the Subsequent Closing, to the effect that the representations and warranties of the Purchaser contained in this Agreement are true, correct and complete as of such date.


                                  ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to the Purchaser as follows:

         2.1 ORGANIZATION, EXISTENCE AND GOOD STANDING. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Louisiana and each has full power and authority to carry on its business as now being conducted, to own or lease and operate its properties and assets, and to perform all its obligations under the agreements and instruments to which it is a party or by which it is bound. True, correct and complete copies of the Articles of Organization (certified as of a recent date by the Secretary of State of Louisiana) and the Operating Agreement (certified as of the date hereof by the Seller) of Seller, with amendments thereto through the date of this Agreement (collectively, the "Organizational Documents"), have been delivered by Seller to the Purchaser.

         2.2 AUTHORITY. Seller has the requisite capacity, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. Seller's execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the managers and members of Seller. This Agreement has been duly and validly executed and delivered by Seller, and this Agreement constitutes the legal, valid and binding agreement of Seller, enforceable against it in accordance with its terms.

         2.3 TITLE. Seller has good and valid title to the Stock, free and clear of all Encumbrances or adverse claims of any type whatsoever. Seller is not a party to any option, warrant, purchase right or other contract or commitment that could require Seller to sell, transfer or otherwise dispose of any of the Stock.

         2.4 CONSENTS AND APPROVALS; NO VIOLATION. No consent, notice or approval of any third party is necessary in connection with Seller's execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by Seller with any of the provisions hereof will not (i) conflict with or violate any provision of the Organizational Documents of Seller, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which Seller is a party or by which Seller may be bound, (iii) violate or conflict with any law, regulation, judgment, order, writ, injunction, decree or other legal document binding upon Seller, or (iv) result in, or require, the creation or imposition of, any Encumbrance upon the Stock.

         2.5 OTHER OBLIGATIONS. As of the date hereof, except for the obligations of the Purchaser created by this Agreement, the Purchaser does not owe any indebtedness or have any other obligation of any kind or nature whatsoever to Seller or any of its members.

         2.6 ACCESS TO INFORMATION. Seller hereby acknowledges, represents and warrants that its representatives and members have been afforded access to all of the books, records and premises of the Purchaser and such representatives and members have examined the same or caused the same to be examined to the extent they deem necessary or appropriate such that Seller and its members do not desire further information or data concerning the Purchaser. Seller hereby acknowledges, represents and warrants that it has independently concluded that the Purchase Price of the Shares is acceptable and that it has not relied on the estimations or opinions of the Purchaser with respect to such value.

         2.7 DISCLOSURE. No representation or warranty of Seller contained in this Agreement contains any untrue statement or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.


                                  ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser hereby represents and warrants to Seller as follows:

         3.1 ORGANIZATION, EXISTENCE AND GOOD STANDING. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.

         3.2 AUTHORITY. The Purchaser has full corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The Purchaser's execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors of the Purchaser. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes the legal, valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms.

         3.3 CONSENTS AND APPROVALS; NO VIOLATION. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the compliance by the Purchaser with any of the provisions hereof will, as of the date of the Initial Closing, (i) conflict with or violate any provision of the Certificate of Incorporation or Bylaws of the Purchaser, (ii) result in a material violation or material breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, contract, agreement, commitment, bond, mortgage, indenture, license, lease, pledge agreement or other instrument or obligation to which the Purchaser is a party or by which the Purchaser or any of its properties or assets may be bound,
(iii) violate or conflict with any law, regulation, judgment, order, writ, injunction, decree or other legal document binding upon Purchaser, or (iv) result in, or require, the creation or imposition of, any Encumbrance upon the Stock.


                                  ARTICLE IV
                             ADDITIONAL AGREEMENTS

         4.1 LEGALITY. Purchaser and Seller agree that Purchaser shall have no obligation to purchase and acquire from Seller any shares of the Stock pursuant to this Agreement if such purchase and acquisition would not be in compliance with applicable laws, including, but not limited to, the applicable provisions of the Delaware General Corporation Law.

         4.2 VOTING OF DEFERRED SHARES. Seller hereby agrees to vote all of the Deferred Shares in accordance with the recommendations of management of the Purchaser and to timely instruct the Escrow Agent (as such term is defined in the Escrow Agreement) as to such vote.


                                   ARTICLE V
                                 MISCELLANEOUS

         5.1 NATURE AND SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants of Seller and Purchaser set forth herein shall survive the Initial Closing indefinitely.

         5.2 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, terminated, rescinded or supplemented only by written agreement of the parties hereto.

         5.3 WAIVER; CONSENTS. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by each party affected thereby only by a written instrument signed by the party granting such waiver. No waiver, or failure to insist upon strict compliance, by any party of any condition or any breach of any obligation, term, covenant, representation, warranty or agreement contained in this Agreement, in any one or more instances, shall be construed to be a waiver of, or estoppel with respect to, any other condition or any other breach of the same or any other obligation, term, covenant, representation, warranty or agreement. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver.

         5.4 FURTHER ASSURANCES. The parties hereto agree (i) to furnish upon request to each other such further information, (ii) to execute and deliver to each other such other documents, and (iii) to do such other acts and things, all as the other party hereto may at any time reasonably request, for the purpose of carrying out the intent of this Agreement and the documents referred to herein.

         5.5 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when (i) delivered personally, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered or certified mail, return receipt requested, or
(iii) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) or by registered or certified mail, return receipt requested, in each case to the other party at the following addresses and telecopier numbers (or to such other address or telecopier number for a party as shall be specified by like notice; provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof):

         if to Seller, to:                  Sirmon Commercial Finance, L.L.C.
                                            c/o Johnny J. Sirmon
                                            P. O. Box 777
                                            Abbeville, Louisiana 70511

         with a copy to:                    Chris A. Verret
                                            P. O. Box 51869
                                            Lafayette, Louisiana 70505
                                            Fax No.: (318) 237-5511

         if to the Purchaser, to:           Mr. Robert J. McGee
                                            KBK Capital Corporation
                                            2200 City Center II
                                            301 Commerce Street
                                            Fort Worth, Texas 76102
                                            Fax No.:  (817) 258-6100

         with a copy to:                    Mr. Gene G. Lewis
                                            Locke Liddell & Sapp LLP
                                            3400 Chase Tower
                                            600 Travis
                                            Houston, Texas 77002-3095
                                            Fax No.: (713) 223-3717

         5.6 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to and shall not confer upon any person other than the parties any rights or remedies hereunder or with respect hereto.

         5.7 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

         5.8 SERVICE. Any process against the Purchaser or Seller in, or in connection with, any suit, action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement may be served personally or by certified mail at the address set forth in Section
5.5 with the same effect as though served on it or him personally.

         5.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         5.10 INTERPRETATION. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         5.11 ENTIRE AGREEMENT. This Agreement, including exhibits hereto, and the documents and instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein

         5.12 ATTORNEYS' FEES. In the event any party hereto institutes a proceeding or other action against any other party hereto for a claim arising out of or to enforce this Agreement, the parties agree that the judge in any such proceeding or action shall be entitled to determine the extent to which any party shall pay the reasonable attorneys' fees incurred by the other party in connection with such proceeding or action, which determination shall take into consideration the outcome of such proceeding or action and such other factors as the judge may determine to be equitable in the circumstances.

         5.13 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.


                                        KBK CAPITAL CORPORATION


                                        By:
                                             ----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------


                                        SIRMON COMMERCIAL FINANCE, L.L.C.


                                        By:
                                             ----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------

                                   EXHIBIT A

                                  DEFINITIONS

         The following terms shall have the meanings specified or referred to below whether or not capitalized when used in this Agreement.

         "Affiliate" means, with respect to a specified Person, (a) any Entity of which such Person is an executive officer, director, partner, trustee or other fiduciary or is directly or indirectly the beneficial owner of 20% or more of any class of equity security thereof or other financial interest therein; (b) if such Person is an individual, any relative or spouse of such individual, or any relative of such spouse (such relative being related to the individual in question within the second degree) and any Entity of which any such relative, spouse, or relative of spouse is an executive officer, director, partner, trustee or other fiduciary or is directly or indirectly the beneficial owner of 20% or more of any class of equity security thereof or other financial interest therein; or (c) any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Person specified. For purposes of this definition, "executive officer" means the president, any vice president in charge of a principal business unit, division or function such as sales, administration, research and development, or finance, and any other officer, employee or other Person who performs a policy making function or has the same duties as those of a president or vice president. For purposes of this definition, "control" (including "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Encumbrance" means any lien, pledge, hypothecation, charge, mortgage, deed of trust, security interest, encumbrance, equity, trust, equitable interest, claim, easement, right-of-way, servitude, right of possession, lease tenancy, license, encroachment, burden, intrusion, covenant, infringement, interference, proxy, option, right of first refusal, community property interest, legend, defect, impediment, exception, condition, restriction, reservation, limitation, impairment, imperfection of title, restriction on or condition to the voting of any security, restriction on the transfer of any security or other asset, restriction on the receipt of any income derived from any security or other asset, and restriction on the possession, use, exercise or transfer of any other attribute of ownership, whether based on or arising from common law, constitutional provision, statute or contract.

         "Entity" means any company, corporation, limited partnership, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm or other enterprise, association, organization or entity of any nature, other than a governmental authority.

         "Person" means any individual, Entity or governmental authority.

                                   EXHIBIT B*

          ------------------------------------------------------------------------------

          PAYMENT DATE**                NUMBER OF SHARES OF STOCK        PRICE PER SHARE
          ------------------------------------------------------------------------------
          December 31, 1999                       55,000                       $ 5.08
          ------------------------------------------------------------------------------

          March 31, 2000                          55,000                       $ 5.15
          ------------------------------------------------------------------------------

          June 30, 2000                           55,000                       $ 5.23
          ------------------------------------------------------------------------------

          September 30, 2000                      55,000                       $ 5.30
          ------------------------------------------------------------------------------

          December 31, 2000                       55,000                       $ 5.38
          ------------------------------------------------------------------------------

          March 31, 2001                          55,000                       $ 5.45
          ------------------------------------------------------------------------------

          June 30, 2001                           53,795                       $ 5.53
          ----------------------------------------------------------------------------

                               TOTAL             383,795
          ----------------------------------------------------------------------------


* Subject to any required action by the Purchaser's directors and stockholders, the above schedule shall be proportionately adjusted for any increase or decrease in the number of issued shares of the common stock of the Purchaser resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the common stock of the Purchaser), a stock split, a reverse stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Purchaser.

**       If the Payment Date is not a business day, the Subsequent Closing to be held on such Payment Date shall occur on the next following business day.

                                   EXHIBIT C

                                ESCROW AGREEMENT

                                   EXHIBIT D

                               RELEASE OF CLAIMS

         THIS RELEASE OF CLAIMS ("Release") dated the ___ day of
________________, 1999, is executed and delivered by the undersigned to KBK Capital Corporation, a Delaware corporation (the "Purchaser").

         WHEREAS, the Purchaser and Sirmon Commercial Finance, L.L.C., a Louisiana limited liability company (the "Seller") have entered into that certain Stock Purchase Agreement of even date herewith (the "Agreement"), pursuant to which the Seller is selling and the Purchaser is purchasing an aggregate of 483,795 shares of the common stock of the Purchaser;

         WHEREAS, the Purchaser has required as a condition to such transactions that the undersigned execute and deliver this Release to confirm the absence of any claims by the undersigned against the Purchaser;

         NOW, THEREFORE, in consideration of the premises contained herein and ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agree as follows:

         Section 1. Release. The undersigned hereby RELEASE and FOREVER DISCHARGE the Purchaser from all manners of action, causes of action, suits, debts, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, premises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever in law or in equity which the undersigned ever had, now has, or hereafter can, shall or may have against the Purchaser, in respect of any and all agreements and obligations incurred on or prior to the date hereof, or in respect of any event occurring or circumstances existing on or prior to the date hereof; provided, however, that the Purchaser shall not be released from any of its contractual obligations or liabilities to the undersigned arising under the Agreement or any written agreement, instrument or document entered into pursuant to or in connection with the Agreement.

         Section 2. Successors. This Release shall be binding upon the undersigned and their respective heirs, devisees, administrators, executors, personal representatives, successors and assigns and shall inure to the benefit of the Purchaser and its successors and assigns.

         Section 3. Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to Texas principles of conflicts of law.

         Section 4. Counterparts. This Release may be executed in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

         Section 5. Modification. This Release may be modified only by a written instrument executed by the undersigned and the Purchaser.

         IN WITNESS WHEREOF, the undersigned have executed this Release effective as of the date first above written.

                                   SIRMON COMMERCIAL FINANCE, L.L.C.


                                   By:
                                        ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                           ------------------------------------


                                   --------------------------------------------
                                   Johnny J. Sirmon

                                   --------------------------------------------
                                   Patrick G. Stokes

                                   --------------------------------------------
                                   E. Larry Sikes

                                   --------------------------------------------
                                   Rebecca S. Stokes

                                   --------------------------------------------
                                   Dannon S. Stokes

                                   --------------------------------------------
                                   Helen L. Milliman


                                   STOKES CHILDREN'S TRUST

                                   By:
                                        ---------------------------------------
                                        Patrick G. Stokes, Trustee


                                   COASTAL, INC.

                                   By:
                                        ---------------------------------------
                                        Patrick G. Stokes, President

STATE OF LOUISIANA                )
                                  )
PARRISH OF LAFAYETTE              )


         This instrument was acknowledged before me on _____________, 1999 by ____________________, the ________________ of Sirmon Commercial Finance, L.L.C.


                                       ----------------------------------------
                                       Notary Public in and for the
                                       State of Louisiana


                                       ----------------------------------------
                                       Notary's Name Typed or Printed

                                       My Commission Expires:
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                                      D-3

                                   EXHIBIT E

                     VOTING AGREEMENT AND IRREVOCABLE PROXY